UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2026

Standard BioTools Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 Milk Street, 10th Floor
Boston, Massachusetts 02109
(Address of principal executive offices and zip code)

(650) 266-6000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 30, 2026, Standard BioTools Inc., a Delaware corporation (the “Company”) completed the previously announced sale of all of the equity interests of SomaLogic, Inc. (“SomaLogic”), Sengenics Corporation LLC and Sengenics Corporation Pte Ltd (such equity interests, collectively, the “Shares”), the entities that operate the Company’s aptamer-based and functional proteomics business, including KREX, Single SOMAmer and translational and diagnostic assays (the “Business”), pursuant to the terms of the Stock Purchase Agreement (the “Purchase Agreement”), dated as of June 22, 2025, by and between the Company and Illumina, Inc., a Delaware corporation (“Purchaser”) (such transaction, the “Transaction”). The Transaction does not include the Company’s mass cytometry and microfluidics businesses, which are being retained by the Company.

Under the terms of the Purchase Agreement, Purchaser acquired the Shares for aggregate cash consideration of up to $425 million, comprising (i) an upfront payment of $350 million in cash, which was paid at the closing of the Transaction, as adjusted in accordance with the terms of the Purchase Agreement and subject to customary post-closing adjustments as set forth in the Purchase Agreement, and (ii) up to $75 million in earnout payments, payable upon the achievement of specified targets for net revenue generated from SomaScan assay services or any other SOMAmer-based assay services and sales of SOMAmer-based array kits and SOMAmer-based next-generation sequencing library preparation kits in fiscal years 2025 and 2026.

In connection with the completion of the Transaction, as additional consideration, the Company and Purchaser entered into (i) a royalty agreement, pursuant to which the Company will be entitled to a specified royalty stream on net revenues generated from sales of SOMAmer-based next-generation sequencing library preparation kits, (ii) a license agreement, pursuant to which Purchaser will provide a specified license to the Company for the intellectual property relating to Single SOMAmers for potential development and commercialization of Single SOMAmer reagents for use in singleplex affinity assays and (iii) a royalty agreement, pursuant to which the Company will be entitled to a specified royalty stream on net revenues generated from sales of Single SOMAmers.

In connection with the completion of the Transaction, the Company and Purchaser also entered into a transition services agreement, pursuant to which the Company will provide certain services to Purchaser on a transitional basis and for a specified period following the closing of the Transaction in connection with Purchaser’s operation of the Business.

As a result of the closing of the Transaction, which included the sale of all of the equity interests of SomaLogic to Purchaser, the Company no longer has any subsidiary that is a party to the Collaboration Agreement, dated as of December 31, 2021, by and between SomaLogic and Illumina Cambridge, Ltd. (as amended on November 14, 2022, June 15, 2023, September 21, 2023 and June 23, 2025, the “Collaboration Agreement”), and neither the Company nor any of its subsidiaries will be entitled to any royalties or other payments under the Collaboration Agreement.

The Purchase Agreement is not intended to provide any other factual information about the Transaction. The representations, warranties and covenants contained in the Purchase Agreement were made solely for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the description in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 23, 2025 (the “Signing 8-K”), which description is incorporated herein by reference, and the full text of the Purchase Agreement, a copy of which was filed by the Company as Exhibit 2.1 to the Signing 8-K, the full text of which is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On January 30, 2026, the Company issued a press release (the “Press Release”), as described further under Item 7.01 below, which included information with respect to certain financial results of the Company. A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The Company's financial results are unaudited and may be adjusted as a result of, among other things, completion of financial closing procedures and internal reviews. This financial information does not represent a comprehensive statement of the Company's current financial results.

Item 7.01	Regulation FD Disclosure.

On January 30, 2026, the Company issued the Press Release announcing the completion of the Transaction. A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in Items 2.02 and 7.01 and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K and Exhibit 99.1 hereto are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding future financial and business performance, including with respect to potential earnout payments and royalty streams; expected cash and cash equivalents; operational and strategic plans; deployment of capital; market and growth opportunity and potential; and the potential to realize the expected benefits of the Transaction. All statements, other than statements of historical fact, may be forward-looking statements. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “should,” “likely,” “will” and other words and terms of similar meaning.

Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including, but not limited to: risks of stockholder litigation relating to the Transaction, including resulting expense; the potential that the expected benefits and opportunities of the Transaction may not be realized or may take longer to realize than expected; risks that the anticipated benefits and synergies of prior and potential future acquisitions and the integration of any such businesses, including the potential for such transactions to drive long-term profitable growth, may not be fully realized or may take longer to realize than expected; risks that the Company may not realize expected cost savings from such transactions; possible integration, restructuring and transition-related disruption resulting from such transactions, including through the loss of customers, suppliers, and employees and adverse impacts on the Company’s development activities and results of operation; integration and restructuring activities, including customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause the Company to use cash more quickly than it expects or change or curtail some of the Company’s plans, or both; risks that the Company’s expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; changes in the Company’s business or external market conditions; anticipated NIH funding pressures; the expected effect from U.S. export controls and the expected impact from tariffs; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, the Company’s products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; continued or sustained budgetary, inflationary, or recessionary pressures; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to the Company’s research and development activities and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition.

For information regarding other related risks, see the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 11, 2025, in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed with the SEC on August 15, 2025 and in the Company’s other filings with the SEC.

These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) is not included in this Current Report on Form 8-K. The Company intends to file such pro forma financial information by amendment to this Current Report on Form 8-K not later than four business days after the date of this Current Report on Form 8-K.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1+*	Stock Purchase Agreement, dated as of June 22, 2025, by and between Standard BioTools Inc., and Illumina, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 23, 2025).
99.1	Press Release, dated as of January 30, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

+	Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because they are both (i) not material and (ii) are the type of information the Registrant customarily and actually treats as private or confidential.

*	Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2026	STANDARD BIOTOOLS INC.

	By:	/s/ Alex Kim
	Name:	Alex Kim
	Title:	Chief Financial Officer